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                                                                    Exhibit 10.7

                 SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT
                 -----------------------------------------------

          SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Sixth Amendment"), dated as of April 16, 2002, among U.S.I. HOLDINGS CORPORATION, a Delaware corporation (the "Borrower"), the various lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as Administrative Agent (the "Administrative Agent") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Syndication Agent (the "Syndication Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent are parties to a Credit Agreement, dated as of September 17, 1999 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

          WHEREAS, the Lenders hereto wish to provide for certain consents to the Credit Agreement and the parties hereto wish to amend the Credit Agreement, in each case as herein provided;

          NOW, THEREFORE, subject to the terms and conditions of this Sixth Amendment, the parties hereto agree as follows:

I.   Amendments and Consents
     -----------------------

          1. Notwithstanding anything to the contrary contained in Section 7.6 and 7.8 of the Credit Agreement, USIS shall be permitted to sell all of the issued and outstanding capital stock of USI Care Management, Inc., Texas Professional Administrators, Inc. and USI Prescription Benefits Management Co. (the "Transferred Subsidiaries") to CBCA, Inc. ("CBCA") (the "Proposed Sale"), on the terms and conditions previously disclosed to the Lenders in the Stock Purchase Agreement by and among CBCA, the Borrower, USIS and the Transferred Subsidiaries, dated as of April 1, 2002 (the "Stock Purchase Agreement"), provided that (i) the Proposed Sale is an arm's length transaction and is for
--------
fair market value (as determined in good faith by the USIS), (ii) at the closing of the Proposed Sale USIS receives (x) Net Proceeds (which term as used in this Sixth Amendment, for the purposes of Section 3.1(b)(i)(A) of the Credit Agreement, shall take into account the deductions, estimates of which are set forth on Schedule I attached hereto) in an amount equal to $16.3 million in cash (the "Closing Cash Payment") and (y) a secured non-negotiable subordinated promissory note from CBCA (the "CBCA Note") with a principal amount equal to the Deferred Payment Amount (as defined in the Stock Purchase Agreement), it being understood and agreed that the CBCA Note shall be (A) guaranteed and secured on the terms and conditions previously disclosed to the Lenders in the guaranty and security agreements presented to the Lenders and (B) pledged to the Lenders pursuant to the terms of the Subsidiary Pledge and Security Agreement and (iii) 100% of the (x) Closing Cash Payment and (y) Net Proceeds from the Deferred Payment Amount

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(which, assuming satisfaction of applicable performance thresholds is estimated to be at least $6.2 million), in each case, shall be applied immediately upon the receipt thereof by USIS to repay the Term Loans in accordance with Section 3.1(b)(i)(A) of the Credit Agreement. In the event that the Net Proceeds of the Proposed Sale received at the closing exceed $16.3 million, the such excess proceeds shall be applied to repay the Term Loans in accordance with Section 3.1(b)(i)(A) of the Credit Agreement within three business days following receipt, it being understood and agreed that such application is not a condition precedent to consummation of the Proposed Sale.

          2. Section 7.6 of the Credit Agreement is hereby amended by inserting the following paragraph at the end of said Section:

     "To the extent the Required Lenders (or all the Lenders to the extent required by Section 10.1) waive the provisions of this Section 7.6 with respect to the disposition of any Collateral, or any Collateral is disposed of as permitted by this Section 7.6, (i) such Collateral in each case shall be sold free and clear of the Liens in favor of the Secured Party created by the Security Documents and (ii) if such Collateral includes all of the capital stock of a Subsidiary, such capital stock shall be released from the Borrower Pledge and Security Agreement or the Subsidiary Pledge and Security Agreement, as the case may be; and the Administrative Agent and the Secured Party shall be authorized to take such actions as the Administrative Agent or the Secured Party reasonably deems appropriate in connection therewith."

II.  Miscellaneous
     -------------

          1. The Borrower hereby represents and warrants that (x) all representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) after giving effect to this Sixth Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (y) there exists no Default or Event of Default on the Amendment Effective Date, after giving effect to this Sixth Amendment.

          2. This Sixth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document except as expressly set forth herein.

          3. This Sixth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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          5. This Sixth Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when each of the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its notice office, shall have been signed by the parties thereto.

          6. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Sixth Amendment.

                                     * * *

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          IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Sixth Amendment to be duly executed and delivered as of the date first above written.

                                       U.S.I. HOLDINGS CORPORATION


                                       By /s/ Illegible
                                         ---------------------------------------
                                          Name: Illegible
                                          Title: Treasurer


                                       CREDIT LYONNAIS CAYMAN ISLAND
                                         BRANCH


                                       By /s/ Michael George
                                         ---------------------------------------
                                          Name:  W. Michael George
                                          Title: Authorized Signature


                                       JPMORGAN CHASE BANK


                                       By /s/ Elisabeth H. Schwabe
                                         ---------------------------------------
                                          Name:  Elisabeth H. Schwabe
                                          Title: Managing Director


                                       FIRSTAR BANK, N.A


                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:

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                                       LASALLE BANK NATIONAL
                                         ASSOCIATION


                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       PILGRIM PRIME RATE TRUST


                                       By: Pilgrim Investments, Inc.
                                           as its investment manager


                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       PILGRIM AMERICA HIGH INCOME
                                         INVESTMENTS, LTD.


                                       By: Pilgrim Investments, Inc.
                                           as its investment manager


                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:

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                                                                      SCHEDULE I
                                                                      ----------

USI Holdings

Net Proceeds from Sale of USIA
($ in millions)
                                                           $Amount
Upfront Payment:
---------------
  Proceeds from Sale                                         $24.0
  Less: Estimated Working Capital Adj.                        (2.0)(a)
  Less: Repayment of Seller Notes                             (4.5)
  Less: Investment Banking Fee                                (0.6)
  Less: Retention Plan (1st Installment)                      (0.3)(b)
  Less: Attorney Fees & Other Misc                            (0.3)
               Net Proceeds to Repay Bank Debt               $16.3

Deferred Payment:
----------------
  Proceeds from Sale                                         $13.0
  Less: Estimated Working Capital Adj.                        (2.0)
  Less: Capital Leases Assumed                                (2.5)
  Less: Mgmt Sale Bonus                                       (1.0)
  Less: Retention Plan (2nd Installment)                      (0.3)(b)
  Less: Potential Max Severance Liability                     (2.0)(c)
  Less: Potential Est. E&O Claims                              1.0
               Net Proceeds to USI                           $ 6.2

(a) Document is currently drafted such that this portion of working capital deficit will be netted from deferred payment; however, we expect that the buyer upon audit of balance sheet will challenge this.

(b) Pennington retention payment paid 50% at closing and 50% on the six month anniversary.

(c) We have agreed to assume 50% of severance obligations that arise from terminations in first year based on employment agreements currently in place. Estimated maximum exposure is noted here.